Exhibit 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, in his capacities as trustee of the Labor Ready, Inc. 401(k) Plan, does hereby certify with respect to the Annual Report of the Labor Ready, Inc. 401(k) Plan on Form 11-K for the year ended December 31, 2002 (the “11-K Report”) that:

(1)                    The 11-K Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

(2)                    The information contained in the 11-K Report fairly represents, in all material respects, the net assets available for benefits, and changes in net assets available for benefits, of the Plan.

The undersigned has executed this Certification effective as of June 30, 2003.

/s/ Thomas J. Stonich

Thomas J. Stonich
Trustee, Labor Ready, Inc. 401(k) Plan

A signed original of this written statement has been provided to Labor Ready, Inc. 401(k) Plan and will be retained by the Plan and furnished to the Securities and Exchange Commission or its staff upon request.